United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2025

HOUSTON AMERICAN ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-32955	76-0675953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

801 Travis Street, Suite 1425

Houston, Texas 77002

(Address of principal executive offices, including zip code)

713-222-6966

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HUSA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 10, 2025, Houston American Energy Corp. (the “Company”) issued a press release, as described further below, which included information with respect to certain preliminary unaudited financial results of the Company. For the three months ended September 30, 2025, the Company estimated total operating expenses of approximately $3.7 to $3.9 million; as of September 30, 2025, the Company estimated cash and cash equivalents of approximately $1.5 million, estimated goodwill of approximately $13.0 million, a land asset of approximately $8.6 million and estimated total debt of approximately $11.5 million.

The estimated total operating costs for the quarter ended September 30, 2025 and the estimated cash and cash equivalents, goodwill, land and debt as of September 30,2025 are preliminary and may change, and are based on information available to management as of the date of this Current Report on Form 8-K (the “Report”) and are subject to completion by management of the financial statements as of and for the quarter ended September 30, 2025. There can be no assurance that the Company’s total operating costs for the quarter ended September 30, 2025 and the estimated cash and cash equivalents, goodwill and other assets as of September 30, 2025 will not differ from these estimates and any such changes could be material. The preliminary financial data included in this Report has been prepared by and is the responsibility of the Company’s management. The Company’s independent registered public accounting firm has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, the Company’s independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto. Complete quarterly results will be included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025.

The information included in Exhibit 99.1 shall be deemed filed for purposes of the Securities Exchange Act of 1934, as amended, and therefore may be incorporated by reference in filings under the Securities Act of 1933, as amended.

Item 8.01 Other Events.

On November 10, 2025, the Company issued a press release entitled “Houston American Energy Corp. Reports Preliminary, Unaudited Results for Third Quarter 2025”, a copy of which is attached and filed hereto as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Actual results of Houston American Energy Corp. (the “Company”) may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations about the Company’s financial and operating results, including the Company’s operating expenses, cash position, good will, land asset, and debt, and the Company’s initiatives and undertakings, including the Company’s completed site acquisition; current and future development projects; appointment of a new engineering and service provider; establishment of a new board of directors; and the Company’s future performance, including its financial performance, and its ability to implement its strategies. These forward-looking statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions and projections regarding financial performance, prospects, future events and future results, and involve significant risks and uncertainties, as well as assumptions that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: the completion the Company’s quarter-end closing procedures for its financial statements for the quarter ended September 30, 2025, the success, cost and timing of the Company’s development projects; the Company’s operations with a new service provider; the Company’s operations under a new board of directors; changes in applicable laws or regulations; the inability of the Company to raise financing in the future; the inability of the Company to maintain its existing or future land assets; the expected effect from U.S. export controls and tariffs; the inability of the Company to compete with other companies currently engaged in the development of services that the Company is currently developing; the Company’s estimates regarding expenses, revenue, capital requirements and needs for additional financing; the Company’s financial performance; and other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission, including those under “Risk Factors” therein. The Company cautions readers that the foregoing list of factors is not exclusive and that readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Houston American Energy Corp., dated November 10, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON AMERICAN ENERGY CORP.

Dated: November 10, 2025
	By:	/s/ Edward Gillespie
	Name:	Edward Gillespie
	Title:	Chief Executive Officer